Deposits	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Deposits
(6)	Deposits:

At December 31, 2013, the scheduled maturities of other time deposits were as follows:

Years Ending December 31,
2014	182,545
2015	66,473
2016	97,153
2017	19,980
2018 and thereafter	15,845

$381,996

The amount of other time deposits with a minimum denomination of $100,000 was approximately $200.2 million and $222.0 million at December 31, 2013, and December 31, 2012, respectively. At December 31, 2013, directors, members of senior management and their affiliates had deposits in the Bank of approximately $3.2 million.

Interest expense on deposits for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 is summarized as follows:

	2013	2012	2011
Interest bearing checking accounts	$1,243	1,180	1,435
Money market accounts	73	58	108
Savings	79	71	114
Other time deposits	5,719	9,262	12,550

	$7,114	$10,571	14,207

The Bank maintains clearing arrangements for its demand, interest bearing checking accounts and money market accounts with BBVA Compass Bank. The Bank is required to maintain certain cash reserves in its account to cover average daily clearings. At December 31, 2013, average daily clearings were approximately $5.8 million.

At December 31, 2013, the Company had approximately $384,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2012, the Company had approximately $469,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2013, and December 31, 2012, the Company had deposits classified as brokered deposits totaling $46.3 million and $44.5 million, respectively.